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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OF 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   NOVEMBER 16, 2004

                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-9329                43-1819711
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)          Identification No.)


  900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                      63101
     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (314) 340-8000


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On November 16, 2004, Pulitzer Inc. (the "Company") issued a press release announcing interim management changes upon the resignation of Mark G. Contreras, senior vice president of the Company and Pulitzer Newspapers, Inc., who will be leaving the Company effective January 3, 2005, to become vice president/newspaper operations for The E.W. Scripps Company. A copy of this press release is furnished as an exhibit to this Form 8-K.

The information in this Current Report, including the press release attached hereto, is being furnished pursuant to Item 5.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

       (c)      Exhibits

       99.1     Pulitzer Inc. Announces Interim Management Changes


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PULITZER INC.


Date: November 16, 2004                        By: /s/  Alan G. Silverglat
                                                  ------------------------------
                                                   Alan G. Silverglat
                                                   Senior Vice President-Finance


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                                  Exhibit Index

Exhibit
Number         Description
--------       --------------------------------------------------

99.1           Pulitzer Inc. Announces Interim Management Changes